Strategic Partners Opportunity Funds

Strategic Partners Focused Value Fund

Supplement dated October 25, 2004

to the Prospectus dated June 30, 2004

Effective August 19, 2004, the information in Prospectus in the sections entitled “How the Funds Invest,” and “How the Trust is Managed” is revised to read as follows:

The section of the Prospectus entitled “How the Funds Invest” is amended with the following:

In selecting individual companies for investment, Mark McAllister, CFA and Robert Feitler, portfolio managers at Salomon Brothers Asset Management Inc. (Salomon Brothers), employ fundamental analysis to search for companies.

The section of the Prospectus entitled “How the Trust is Managed” is amended with the following:

Mark McAllister, CFA and Robert Feitler are responsible for the day-to-day management of the Fund’s assets. Mr. McAllister has been co-portfolio manager of the Fund since October 2002 and Mr. Feitler has been co-portfolio manager of the Fund since August 2004. Mr. McAllister is currently co-portfolio manager of the Smith Barney Premium Total Return Fund, the Salomon Brothers Investors Value Fund and the Salomon Brothers Fund. Prior to joining Salomon Brothers in August 1999, he was portfolio manager at JLW Capital Management, Inc. Mr. Feitler has 10 years of industry experience and joined Salomon Brothers in 1995. Prior to joining Salomon Brothers, he was a financial analyst and a commercial credit analyst at Marine Bank.

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